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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            December 16, 1998

                              WORLDCALL CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                        0-14873                 84-0897771

    (State of incorporation)         (Commission             (I.R.S. Employer
                                     File Number)            Identification No.)

Address of principal executive offices: 321 W. Lake Lansing Road
                                        Asher Court, Suite 100
                                        E. Lansing, MI 48823

Registrant's telephone number:          (517) 333-5277

Former names:                           PowerTel USA, Inc.

                                        Nevada Energy Company, Inc.

                                        Munson Geothermal, Inc.

Former addresses:                       510 Castillo Street
                                        Santa Barbara, CA 93101
                                        Phone (805) 884-8350; Fax (805) 884-9221

                                        77-564 B Country Club Drive, Suite 340
                                        Palm Desert, CA 92260
                                        Phone (619) 772-3100; Fax (619) 772-3132

                                        1000 Bible Way, Suite 40
                                        Reno, Nevada 89502
                                        Phone (702) 324-0922 and (702) 324-5064

                                        989 Bible Way
                                        Reno, NV  89502
                                        Phone (702) 786-7979; Fax (702) 786-7989



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ITEM 5.  OTHER EVENTS.

         On December 16, 1998, PowerTel USA, Inc. (the "Company"), now WorldCall Corporation, filed a civil claim in the United States District Court for the District of Nevada alleging violations of the Racketeer Influenced and Corrupt Organizations Act ("RICO") and common law conversion and fraud. Defendants include Mr. Pattinson Hayton; Mr. Roderick R. McCloy, individually and practicing law as Roderick R. McCloy, P.C. and Jones, McCloy, Peterson, affiliated law practices; Mr. Kevin Quinn; Golden Chance Limited, an Isle of Man Private Company Limited by Shares; Waterford Trust Company, an Irish corporation; and Mortlake Venture Capital Fund, a California corporation. The complaint requests damages in excess of one million dollars and alleges that the defendants participated in a scheme of taking over small publicly-traded companies, illegally looting them for their own profit, and then leaving them on the verge of bankruptcy.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                POWERTEL USA, INC.


Date: January 13, 1999                            /s/ Michael R. Kassouff
     -----------------------                    --------------------------------
                                                Michael R. Kassouff, Director


Date: January 13, 1999                            /s/ Richard A. Cascarilla
     -----------------------                    --------------------------------
                                                Richard A. Cascarilla, Director


Date: January 13, 1999                            /s/ Jeffrey L. Hartman
     -----------------------                    --------------------------------
                                                Jeffrey L. Hartman, Director



                                  EXHIBIT INDEX

(99.1) Complaint for PowerTel v. Hayton, et al., Case No. CV-N-98-00739-HDM, filed December 16, 1989.

(99.2)   Press Release.



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